DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus New York Tax Exempt Intermediate Bond Fund, for its fiscal year ended May 31, 1997. Your Fund produced a total return, including bond price changes and interest income, of 7.12%.* The Fund's tax-free annualized distribution rate per share was 4.59%.** (Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders).
ECONOMIC REVIEW
    Plentiful jobs and low inflation spurred consumer confidence to its highest level in 27 years by the end of the reporting period, May 30, 1997. Economic growth surged 5.6% in the first quarter of this year, sharply higher than the 3.8% rate in the last quarter of 1996. With unemployment at its lowest level in 23 years, there was fear that without some preemptive tightening in monetary policy, inflationary pressures would resume. As a precaution, in March 1997, the Federal Open Market Committee (the "FOMC"), the policy-making arm of the Federal Reserve Board (the "Fed"), raised the Federal Funds rate one quarter of a percentage point to 5.50%. It was the first hike in short-term rates in over two years. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) Fed Chairman Greenspan likened the increase to "the small immediate discomfort of a vaccination against the possibility of getting a serious disease." Subsequent to the March rate increase, signs of inventory accumulation and some moderation in retail sales may have helped stay the Fed from implementing additional increases in short-term interest rates.
    The great difference between the present economic recovery and previous ones is the absence of inflation. The economy is now in its seventh year of expansion, an expansion devoid of any appreciable resurgence in inflation. The Producer Price Index, a measure of prices paid by manufacturers and an indicator of so-called pipeline inflation, declined over the first four months of this year and has risen less than 1% over the previous twelve months. The rise in inflation on the consumer level has been similarly subdued. The Consumer Price Index increased a modest 2.5% over the twelve-month period ending in April.
    On another front, the tight labor market has spawned fears that rising wages would provide an inflationary stimulus to the economy. So far, this has not occurred. The Employment Cost Index, a gauge of wage and benefit increases, has remained below 3%. The bipartisan budget agreement recently reached between the Clinton Administration and the Republican Congressional leadership has also eased inflationary fears.
    The economic confidence of consumers is readily understandable. The exceptionally low unemployment rate has combined with a strong economy that has expanded with unusual vigor. But, despite huge business investment in technology to improve productivity, it would be folly to assume that the economy's capacity for noninflationary growth is unlimited. Consumers enjoying both job stability and rising personal incomes could increase their spending to levels that would strain production and bring on inflation; or the Fed could again tighten credit, perhaps in another precautionary move. MARKET ENVIRONMENT
    The changing outlook for the economy has been vividly reflected in the volatility that the fixed income markets have experienced over the past year. After a strong close to 1996, which confirmed the opinion that inflation was contained, early 1997 refocused on a strong labor market and the effect of wage pressure on the economy. As the economy began to expand, investors became convinced of an imminent tightening of monetary policy by the FOMC. During this time, interest rates moved up to levels that were last seen during July 1996, passing the 7% level in long-Treasuries. Although it was assumed that most of the tightening had been reflected in the market, prices continued to erode during this time period. The sentiment reversed once again as second quarter numbers indicated a slowing economy.



    The supply of New York paper has been moderate and most offerings that have come to market have been very well received, as retail demand has remained strong. The combined technicals factors of high demand and limited supply enabled the municipal market to turn in a strong performance compared to the taxable fixed-income markets. This is illustrated by a comparison of the movement of 30-year U.S. Treasury yields and municipal yields as represented by The Bond Buyer 25 Bond Revenue Index (the "Revenue Index"). While interest rates fluctuated significantly over the course of the year ended May 31, 1997, 30-year Treasury yields closed the period 10 basis points (.10%) lower at 6.90%. Over the same time, the Revenue Index declined by 30 basis points (.30%) to close the period at 5.91%, which represents a taxable equivalent yield of 8.20%, assuming a 28% Federal income tax bracket. (Remember, fund yields and net asset values do fluctuate; past performance is no guarantee of future results, and actual results for a fund will vary from an index).
PORTFOLIO OVERVIEW
    Some of the most dramatic changes in the municipal market occurred in spread relationships, and the flattening of the yield curve. In the ongoing quest for yield, lower-rated issues have become rich
when compared to higher quality paper.   As the yield curve flattened, we
focused our investments in the areas that we felt picked up the most value without exposing the portfolio to undue volatility. The availability of high yield paper in the New York market has been very limited; New York City holdings have been some of the best performing issues during this year. As spreads compressed, we took advantage of this and moved out of lower rated, short call paper and into bonds with better call protection and higher credit quality. During weakness in the cycles, we opted to add out-of-favor discount paper, which helped the Fund's performance as rates declined. The ongoing intention has been to add paper that provides ample liquidity and extends call protection. The above discussed factors all contributed positively to the Fund's performance over the reporting period.
    Included in this report is a series of detailed statements about your Fund's holdings and its' financial condition. We hope they are informative.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
June 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND        MAY 31, 1997
{Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX

$22,119
Lehman Brothers 10-Year
Municipal Bond Index*
Dollars
$19,757
Dreyfus New York
Tax Exempt Intermediate
Bond Fund
*Source: Lehman Brothers
[Exhibit A}

Average Annual Total Returns
  One Year Ended               Five Years Ended       From Inception (6/12/87)
   May 31, 1997                  May 31, 1997             to May 31, 1997
   ______________               ______________       _________________________
      7.12%                         6.36%                    7.07%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus New York Tax Exempt Intermediate Bond Fund on 6/12/87 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 5/31/87 is used as the beginning value on 6/12/87. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in New York municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years.
The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS                                                                                 MAY 31, 1997
                                                                                                   Principal
Long-Term Municipal Investments_98.4%                                                               Amount          Value
                                                                                                ____________    _____________
New York_90.0%
Albany Parking Authority, Parking Revenue, Refunding:
  6.50%, 11/1/2004..........................................................                    $    1,000,000   $  1,071,720
  6.70%, 11/1/2006..........................................................                         1,000,000      1,083,440
Buffalo Municipal Water Finance Authority, Water System Revenue
  5.50%, 7/1/2005 (Insured; FSA)............................................                         1,200,000      1,252,020
City University of New York, COP, Refunding (John Jay College)
  5.75%, 8/15/2004..........................................................                         5,000,000      5,132,900
Development Authority of the North Country, Solid Waste Management System Revenue
  6.40%, 7/1/2000 (Prerefunded 7/1/1999) (a)................................                           605,000         640,822
Franklin Solid Waste Management Authority, Solid Waste System Revenue
  6%, 6/1/2005 (Prerefunded 6/1/2003) (a)...................................                         1,515,000      1,634,518
Housing New York Corp., Revenue:
  Zero Coupon, 11/1/2010 (Prerefunded 11/1/2000) (a)........................                         6,750,000      5,866,965
  Refunding 5.25%, 11/1/2007................................................                         5,500,000      5,482,290
Metropolitan Transportation Authority
  Transit Facilities Revenue:
    5.50%, 7/1/2008 (Insured; MBIA).........................................                         4,380,000      4,478,988
    5.625%, 7/1/2010 (Insured; MBIA)........................................                         4,895,000      4,977,579
    Refunding:
      5.10%, 7/1/2004 (Insured; AMBAC)......................................                         1,255,000      1,273,950
      5.30%, 7/1/2006 (Insured; AMBAC)......................................                         3,500,000      3,589,915
Municipal Assistance Corp. for the City of New York, Refunding:
  5.50%, 7/1/2004...........................................................                         4,000,000      4,155,360
  6%, 7/1/2005..............................................................                         9,000,000      9,657,090
  6%, 7/1/2006..............................................................                         7,000,000      7,540,260
Nassau County, Refunding (Combined Sewer Districts)
  5.30%, 7/1/2006 (Insured; MBIA)...........................................                         4,860,000      5,017,172
New York City, Refunding:
  5.75%, 8/1/2002 (Insured; MBIA)...........................................                         4,200,000      4,392,150
  5.40%, 2/15/2003..........................................................                         5,000,000      5,041,050
  6.75%, 8/15/2003..........................................................                         2,800,000      3,018,260
  6.25%, 8/1/2009...........................................................                         3,225,000      3,371,092
  6.25%, 8/1/2009...........................................................                         4,150,000      4,367,833
  5.90%, 8/1/2010...........................................................                         5,000,000      5,081,350
New York City Housing Development Corp., MFHR
  5.50%, 11/1/2009..........................................................                         6,750,000      6,707,677
New York City Industrial Development Agency, Revenue
  Civic Facility (YMCA of Greater New York Project)
  7.25%, 8/1/1999...........................................................                         1,400,000      1,486,506
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue:
  5.55%, 6/15/2001..........................................................                         1,500,000      1,547,520
  6.60%, 6/15/2002..........................................................                         1,495,000      1,599,979
  6.60%, 6/15/2002 (Prerefunded 6/15/2001) (a)..............................                         1,505,000      1,630,532


DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          MAY 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount         Value
                                                                                                    __________     __________
New York (continued)
New York City Municipal Water Finance Authority, Water and Sewer System Revenue (continued):
  5.375%, 6/15/2007 (Insured; AMBAC)........................................                    $    3,895,000    $ 3,977,730
  5.625%, 6/15/2011.........................................................                         4,000,000      4,010,120
New York State, Refunding:
  5.50%, 8/15/2006..........................................................                         4,300,000      4,466,410
  5.40%, 10/1/2008..........................................................                         1,430,000      1,460,573
New York State Dormitory Authority, Revenue:
  (City University):
    5.25%, 7/1/2006 (Insured; FGIC).........................................                         3,000,000      3,072,810
    5.75%, 7/1/2009.........................................................                         8,085,000      8,214,845
  (Columbia University) 5.50%, 7/1/2005.....................................                         3,045,000      3,185,283
  (Cornell University), Refunding 5.40%, 7/1/2009...........................                         4,000,000      4,110,360
  Court Facilities Lease 5.50%, 5/15/2010...................................                         4,995,000      4,926,668
  (Department of Health):
    6%, 7/1/2005............................................................                         2,500,000      2,610,400
    6%, 7/1/2006............................................................                         2,350,000      2,455,209
    Refunding 5.50%, 7/1/2005...............................................                         1,000,000      1,014,280
  (Devereux Foundation) Refunding 5%, 7/1/2010 (Insured; MBIA)..............                         3,655,000      3,580,986
  (Highland Community Development Corp.)
    5.50%, 7/1/2001 (LOC; Marine Midland Bank) (b)..........................                         3,500,000      3,579,345
  (Mental Health Services Facilities):
    6%, 8/15/2006...........................................................                         3,320,000      3,479,891
    Refunding 6%, 2/15/2007.................................................                         5,640,000      5,892,559
  (State University Educational Facilities):
    6.10%, 5/15/2005........................................................                         2,630,000      2,768,575
    6.10%, 5/15/2008........................................................                         2,000,000      2,085,360
New York State Energy Research and Development Authority,
  State Service Contract Revenue (Western New York Nuclear Service Center Project):
    5.25%, 4/1/2003 (Insured; CMAC).........................................                         5,345,000      5,452,167
    5.40%, 4/1/2005 (Insured; CMAC).........................................                         2,000,000      2,056,420
New York State Environmental Facilities Corp.:
  PCR:
    Special Obligation:
   (Riverbank State Park) 7.10%, 4/1/2002...................................                         1,130,000      1,252,955
      (State Park Infrastructure) 5.75%, 3/15/2008..........................                         2,475,000      2,545,414
    (State Water Revolving Fund):
      3.90%, 2/15/2000......................................................                        10,000,000      9,837,100
      7.30%, 6/15/2001......................................................                         4,000,000      4,392,040
      6.30%, 6/15/2002......................................................                         3,000,000      3,213,870
      6.20%, 3/15/2004......................................................                         1,700,000      1,840,097
      (New York Municipal Water Finance Authority Project)
        6.35%, 6/15/2006....................................................                         2,000,000      2,194,860
New York State Housing Finance Agency, Revenue, Refunding:
  (Health Facilities-New York City):
    7.90%, 11/1/1999........................................................                         1,490,000      1,571,533

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                           MAY 31, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount           Value
                                                                                                    __________     __________
New York (continued)
New York State Housing Finance Agency, Revenue, Refunding (continued):
  (Health Facilities-New York City) (continued):
    6%, 11/1/2006...........................................................                     $  12,450,000   $ 12,948,622
  (Housing Mortgage Project)
    5.875%, 11/1/2010 (Insured; FSA)........................................                         4,000,000      4,088,720
New York State Local Government Assistance Corp.:
  6.70%, 4/1/2000...........................................................                            25,000         26,539
  6.70%, 4/1/2000...........................................................                         2,465,000      2,604,322
  6.75%, 4/1/2002...........................................................                         2,500,000      2,714,700
  Refunding:
    5%, 4/1/2009 (Insured; AMBAC)...........................................                         5,000,000      4,922,900
    5.125%, 4/1/2010 (Insured; AMBAC).......................................                         4,010,000      3,954,141
New York State Medical Care Facilities Finance Agency, Revenue:
  Hospital and Nursing Home 5.875%, 2/15/2008 (Insured; FHA)................                         2,215,000      2,293,832
  (Mortgage Project) 5.40%, 8/15/2005 (Insured; FHA)........................                         1,570,000      1,626,708
New York State Mortgage Agency, Revenue (Homeowner Mortgage)
  6.15%, 10/1/2001..........................................................                         1,225,000      1,278,826
New York State Power Authority, General Purpose Revenue
  6.50%, 1/1/2004...........................................................                         2,735,000      2,930,170
New York State Thruway Authority:
  (Emergency Highway Reconditioning and Preservation)
    6%, 1/1/2002 (Insured; FSA).............................................                         2,000,000      2,109,000
  General Revenue 5.70%, 1/1/2008 (Insured; FGIC)...........................                         3,000,000      3,139,860
  (Highway and Bridge Trust Fund) 5.30%, 4/1/2010 (Insured; AMBAC)..........                         2,680,000      2,682,198
  (Local Highway and Bridge Service Contract):
    5.50%, 4/1/2004.........................................................                         1,130,000      1,148,555
    5.625%, 4/1/2007........................................................                         3,315,000      3,371,057
    5.90%, 4/1/2007.........................................................                         7,000,000      7,263,760
New York State Urban Development Corp.:
  Refunding, Project (Onondaga County Convention):
    6.25%, 1/1/2007.........................................................                         1,725,000      1,833,503
    6.25%, 1/1/2008.........................................................                         1,830,000      1,940,441
    6.25%, 1/1/2009.........................................................                         1,950,000      2,056,451
    6.25%, 1/1/2010.........................................................                         2,065,000      2,162,592
  Revenue (Correctional Capital Facilities)
    5.25%, 1/1/2009.........................................................                         4,295,000      4,182,170
  (State Facilities) Refunding 5.50%, 4/1/2007..............................                         3,000,000      3,022,410
Onondaga County Industrial Development Agency, PCR, Refunding
  (Anheuser-Busch Co. Inc. Project) 6.625%, 8/1/2006........................                         4,000,000      4,426,560
Port Authority of New York and New Jersey, Special Project Bonds
  (JFK International Air Terminal LLC Project)
  6.25%, 12/1/2011 (Insured; MBIA)..........................................                         8,000,000      8,732,640
Rensselaer Industrial Development Agency, IDR (Albany International Corp.)
  7.55%, 6/1/2007 (LOC; Fleet Trust Co.) (b)................................                         2,000,000      2,308,060

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                             MAY 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount         Value
                                                                                                     _________      _________
New York (continued)
Suffolk County Industrial Development Agency, IDR (Metavac Inc. Facilities)
  7.25%, 12/1/1999 (LOC; Bank of Tokyo) (b).................................                    $    1,160,000    $ 1,196,900
Suffolk County Water Authority, Waterworks Revenue Refunding:
  5.10%, 6/1/2003 (Insured; MBIA)...........................................                         3,545,000      3,606,364
  5.10%, 6/1/2004 (Insured; MBIA)...........................................                         4,500,000      4,575,465
Syracuse:
  COP (Syracuse Hancock International Airport):
    6.50%, 1/1/2004.........................................................                         1,045,000      1,120,240
    6.60%, 1/1/2005.........................................................                         1,105,000      1,196,826
    6.70%, 1/1/2007.........................................................                         1,210,000      1,305,094
  Public Improvement:
    5.70%, 6/15/2004........................................................                         1,850,000      1,953,545
    5.70%, 6/15/2005........................................................                         1,830,000      1,926,825
Syracuse Industrial Development Agency, Pilot Revenue, Refunding
  5.125%, 10/15/2002 (LOC; ABN AMRO Bank) (b)...............................                         3,000,000      2,999,130
Town of Hempstead Industrial Development Agency, RRR
  (American REF-FUEL Company of Hempstead Project) 4.75%, 12/1/2005 (Insured; MBIA)                  4,000,000      3,939,560
Westchester County Industrial Development Agency, RRR:
  Equity (Westchester Resco Co. Project) 5.50%, 7/1/2009....................                         2,650,000      2,645,230
  Refunding (Resco Co. Project) 5.50%, 7/1/2006 (Insured; AMBAC)............                         2,850,000      2,960,153
U.S. Related_8.4%
Guam 5.625%, 9/1/2002.......................................................                         3,000,000      3,022,320
Commonwealth of Puerto Rico, Refunding Improvement 5.375%, 7/1/2005.........                         2,250,000      2,296,440
Puerto Rico Electric Power Authority, Power Revenue
  5.50%, 7/1/2009 (Insured; MBIA)...........................................                         6,065,000      6,273,272
Puerto Rico Highway and Transportation Authority, Highway Revenue
  6.25%, 7/1/2007 (Insured; MBIA)...........................................                         3,500,000      3,876,740
Puerto Rico Public Buildings Authority, Revenue
  (Guaranteed Government Facilities)
  6.25%. 7/1/2008 (Insured; AMBAC)..........................................                         3,730,000      4,134,668
Puerto Rico Telephone Authority, Revenue
  6.758%, 1/25/2007 (Insured; MBIA) (c).....................................                         3,925,000      3,978,969
Virgin Islands, Subordinated Special Tax (Insurance Claims Fund Program,
  GO Matching Fund) 5.65%, 10/1/2003........................................                         4,075,000      4,163,754
Virgin Islands Port Authority, Airport Revenue (Cyril E. King Airport
Project)
  7.875%, 10/1/1997.........................................................                         530,000         536,000
Virgin Islands Public Finance Authority, Revenue, Refunding
  Matching Fund Loan Notes 6.80%, 10/1/2000.................................                         1,500,000      1,572,405
                                                                                                                 ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $339,496,709).......................................................                                     $349,395,435
                                                                                                               ==============

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                            MAY 31, 1997
                                                                                                Principal
Short-Term Municipal Investments_1.6%                                                            Amount               Value
                                                                                                ___________        ___________
New York:
New York City, VRDN 4.05% (Insured; MBIA) (LOC; National Westminster Bank) (b,d)                  $   800,000     $   800,000
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue, VRDN:
  4.05% (Insured; FGIC) (d).................................................                         4,700,000      4,700,000
  4% (Insured; FGIC) (d)....................................................                           100,000        100,000
                                                                                                                  ____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $5,600,000).........................................................                                      $ 5,600,000
                                                                                                                 =============
TOTAL INVESTMENTS_100.0%
  (cost $345,096,709).......................................................                                     $354,995,435
                                                                                                                 =============


Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC      Letter of Credit
CMAC          Capital Market Assurance Corporation               MBIA     Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR     Multi-Family Housing Revenue
FHA           Federal Housing Administration                     PCR      Pollution Control Revenue
FSA           Financial Security Assurance                       RRR      Resources Recovery Revenue
GO            General Obligation                                 VRDN     Variable Rate Demand Notes
IDR           Industrial Development Revenue
Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                              ________                       _________________          ______________________
AAA                                Aaa                            AAA                               37.8%
AA                                 Aa                             AA                                16.5
A                                  A                              A                                 24.7
BBB                                Baa                            BBB                               17.0
F1                                 MIG1/P1                        SP1/A1                             1.6
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      2.4
                                                                                                   ______
                                                                                                   100.0%
                                                                                                  ========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Inverse Floater Security_the interest rate is subject to change periodically.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                             MAY 31, 1997
                                                                                              Cost                    Value
                                                                                           _____________          _____________
ASSETS:                          Investments in securities_See Statement of Investments    $345,096,709           $354,995,435
                                 Receivable for investment securities sold..                                         5,809,012
                                 Interest receivable........................                                         5,529,214
                                 Prepaid expenses and other assets..........                                             8,637
                                                                                                                  _____________
                                                                                                                   366,342,298
                                                                                                                  _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         219,183
                                 Due to Distributor.........................                                             7,376
                                 Cash overdraft due to Custodian............                                           183,793
                                 Payable for investment securities purchased                                         8,192,570
                                 Payable for shares of Beneficial Interest redeemed                                    115,262
                                 Accrued expenses...........................                                            93,920
                                                                                                                  _____________
                                                                                                                     8,812,104
                                                                                                                  _____________
NET ASSETS..................................................................                                      $357,530,194
                                                                                                                 ==============
REPRESENTED BY:                  Paid-in capital............................                                      $347,001,967
                                 Accumulated undistributed investment income_net43,247
                                 Accumulated net realized gain (loss) on investments                                   586,254
                                 Accumulated net unrealized appreciation (depreciation)
                                 .... on investments_Note 4                                                          9,898,726
                                                                                                                  _____________
NET ASSETS..................................................................                                      $357,530,194
                                                                                                                 ==============
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                      19,794,258
NET ASSET VALUE, offering and redemption price per share_Note 3(d)..........                                            $18.06
                                                                                                                      ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF OPERATIONS                                                                                  YEAR ENDED MAY 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $19,669,672
EXPENSES:                        Management fee_Note 3(a)...................                    $2,167,648
                                 Shareholder servicing costs_Note 3(b)......                     1,113,560
                                 Trustees' fees and expenses_Note 3(c)......                        50,967
                                 Professional fees..........................                        44,176
                                 Custodian fees.............................                        37,667
                                 Prospectus and shareholders' reports_Note 3(b)                     19,072
                                 Registration fees..........................                         6,662
                                 Loan commitment fees_Note 2................                         2,299
                                 Miscellaneous..............................                        24,738
                                                                                               ____________
                                       Total Expenses.......................                     3,466,789
                                 Less_reduction in management fee due to
                                     undertaking_Note 3(a)..................                      (574,292)
                                                                                               ____________
                                       Net Expenses.........................                                          2,892,497
                                                                                                                    ___________
INVESTMENT INCOME_NET.......................................................                                         16,777,175
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                    $2,015,059
                                 Net unrealized appreciation (depreciation)
                                    on investments                                               6,021,385
                                                                                               ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          8,036,444
                                                                                                                    ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $24,813,619
                                                                                                                   =============










SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended             Year Ended
                                                                                       May 31, 1997           May 31, 1996
                                                                                     ________________       ________________
OPERATIONS:
  Investment income_net................................................               $  16,777,175           $  17,155,289
  Net realized gain (loss) on investments..............................                   2,015,059               3,319,729
  Net unrealized appreciation (depreciation) on investments............                   6,021,385              (7,887,728)
                                                                                     ________________       ________________
    Net Increase (Decrease) in Net Assets Resulting from Operations....                  24,813,619              12,587,290
                                                                                     ________________       ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net................................................                 (16,733,928)            (17,155,289)
  Net realized gain on investments.....................................                  (3,561,305)                ___
                                                                                     ________________       ________________
    Total Dividends....................................................                 (20,295,233)            (17,155,289)
                                                                                     ________________       ________________
BENEFICIAL INTEREST TRANSACTIONS :
  Net proceeds from shares sold........................................                  65,461,930              77,525,221
  Dividends reinvested.................................................                  16,872,078              14,196,245
  Cost of shares redeemed..............................................                 (94,469,806)            (81,204,467)
                                                                                     ________________       ________________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions             (12,135,798)             10,516,999
                                                                                     ________________       ________________
      Total Increase (Decrease) in Net Assets..........................                 (7,617,412)               5,949,000
NET ASSETS:
  Beginning of Period..................................................                 365,147,606             359,198,606
                                                                                     ________________       ________________
  End of Period........................................................                $357,530,194            $365,147,606
                                                                                     ===============       ================
UNDISTRIBUTED INVESTMENT INCOME_NET....................................           $         43,247                  ___
                                                                                     ________________       ________________

                                                                                          Shares                  Shares
                                                                                     ________________       ________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................                   3,633,364               4,275,135
  Shares issued for dividends reinvested...............................                     934,197                 783,299
  Shares redeemed......................................................                  (5,250,188)             (4,479,706)
                                                                                     ________________       ________________
    Net Increase (Decrease) in Shares Outstanding......................                    (682,627)                578,728
                                                                                    ================       =================




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                  Year Ended May 31,
                                                   _____________________________________________________________________
PER SHARE DATA:                                        1997           1996           1995           1994          1993
                                                      ______         ______        ______         ______         ______
    Net asset value, beginning of period.......      $17.83         $18.05         $17.71         $18.06        $17.22
                                                      ______         ______        ______         ______         ______
    Investment Operations:
    Investment income_net....................           .83            .85            .86            .88            .94
    Net realized and unrealized gain (loss)
      on investments.........................           .41           (.22)           .34           (.31)           .94
                                                      ______         ______        ______         ______         ______
    Total from Investment Operations.........          1.24            .63           1.20            .57           1.88
                                                      ______         ______        ______         ______         ______
    Distributions:
    Dividends from investment income_net......         (.83)          (.85)          (.86)          (.89)         (.93)
    Dividends from net realized gain on investments    (.18)            __            __            (.03)        (.11)
                                                      ______         ______        ______         ______         ______
    Total Distributions........................       (1.01)          (.85)          (.86)        (.92)      (1.04)
                                                      ______         ______        ______         ______         ______
    Net asset value, end of period..............      $18.06        $17.83         $18.05         $17.71         $18.06
                                                      ======       =======        =======        =======       ========
TOTAL INVESTMENT RETURN..................             7.12%          3.52%          7.04%          3.11%         11.22%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.           .80%           .84%           .96%           .89%           .85%
    Ratio of net investment income
      to average net assets...................        4.64%          4.69%          4.91%          4.81%          5.25%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager........       .16%           .12%           --             .08%           .15%
    Portfolio Turnover Rate.................         45.29%         47.48%         29.78%         20.19%         17.05%
    Net Assets, end of period (000's Omitted)      $357,530       $365,148       $359,199       $392,143       $318,139


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New York Tax Exempt Intermediate Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (`Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended May 31, 1997, the Fund did not borrow under the Facility.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11\2% of the average value of the Fund's average net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager has undertaken from June 1, 1996 through May 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of
 .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $574,292 during the period ended May 31, 1997.
    (B) Under the Service Plan (the "Plan") adopted pursuant to rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended May 31, 1997, $907,806 was charged to the Fund pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $142,697 during the period ended May 31, 1997.
    (C) Each trustee who is not an "affiliated person" as defined in the Act, receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) Effective November 4, 1996, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than a fifteen days following the date of issuance. During the period ended May 31, 1997, redemption fees amounted to $596.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1997 amounted to $160,279,062 and $172,229,331, respectively.
    At May 31, 1997, accumulated net unrealized appreciation on investments was $9,898,726, consisting of $10,261,815 gross unrealized appreciation and $363,089 gross unrealized depreciation.
    At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Intermediate Bond Fund, including the statement of investments, as of May 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Intermediate Bond Fund at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]
New York, New York
July 1, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended May 31, 1997:
    _ all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes), and
    _ the Fund hereby designates $.1779 per share as a long-term capital gain distribution of the $.1790 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS NEW YORK TAX EXEMPT
INTERMEDIATE BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            705AR975
[Dreyfus logo]
Registration Mark

New York
Tax Exempt
Intermediate
Bond Fund
Annual Report
May 31, 1997